Exhibit 10.1

Amendment No. 1 to Securities PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”) is effective as of June 13, 2018 by and among Sorrento Therapeutics, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages to this Amendment (collectively, the “Majority Purchasers”).

Recitals

Whereas, the Company and the Majority Purchasers are parties to that certain Securities Purchase Agreement, dated as of March 26, 2018 (as may be amended or restated from time to time, the “Purchase Agreement”), pursuant to which, among other things, the Company agreed to issue and sell to the purchasers identified on Schedule A thereto, and such purchasers agreed to purchase from the Company, (1) convertible promissory notes in an aggregate principal amount of $120,500,000, and (2) warrants to purchase an aggregate of 8,591,794 shares of common stock of the Company, par value $0.0001 per share;

Whereas, pursuant to Section 15 of the Purchase Agreement, no provision of the Purchase Agreement may by amended, waived or modified other than by an instrument in writing signed by the Company and, prior to the Closing, the Purchasers purchasing at least a majority of the aggregate principal amount of the Notes, as set forth on Schedule A thereto, and any such amendment, waiver or modification effected in accordance with Section 15 of the Purchase Agreement shall be binding upon all Purchasers and each transferee of the Securities, each future holder of all such securities and the Company;

Whereas, as of the date of this Amendment, the Closing has not occurred;

Whereas, the Majority Purchasers are Purchasers purchasing at least a majority of the aggregate principal amount of the Notes as set forth on Schedule A to the Purchase Agreement; and

Whereas, the Company and the Majority Purchasers wish to amend the Purchase Agreement to reduce the aggregate principal amount of Notes to be issued thereunder and reduce the aggregate number of shares of Common Stock issuable upon conversion of the Warrants on the terms set forth herein.

Now Therefore, in consideration of the mutual covenants and agreements contained herein, and with reference to the above recitals, the parties hereby agree as follows:

ARTICLE 1
AMENDMENTS

1.1       Amendment of Recitals. The first recital of the Purchase Agreement is hereby amended by deleting the reference to “$120,500,000” therein and replacing it with “$37,848,750” and by deleting the reference to “8,591,794” therein and replacing it with “2,698,662”.

1.2       Amendment and Restatement of Schedule A. Schedule A of the Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit 1 hereto.

1.3       Amendment to Section 4.2. Section 4.2 of the Purchase Agreement is hereby amended by deleting the reference to “$60,250,000” therein and replacing with “$18,924,375”.

1.4       Amendment to Section 15 of Exhibit A. Section 15 of Exhibit A of the Purchase Agreement is hereby amended by deleting the reference to “$115,000,000” therein and replacing with “$36,121,214”.

1.5       Amendment to Section 16 of Exhibit A. Section 16 of Exhibit A of the Purchase Agreement is hereby amended by deleting the reference to “$60,000,000” therein and replacing with “$18,845,851”.

1.6       Amendment and Restatement of Schedule A to Exhibit C. Schedule A of Exhibit C of the Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit 2 hereto.

ARTICLE 2
GENERAL PROVISIONS

2.1       Definitions. Capitalized terms in this Amendment but not otherwise defined in this Amendment shall have the meanings set forth in the Purchase Agreement.

2.2       Recitals. The Recitals shall be deemed to form part of this Amendment and are binding on the parties hereto.

2.3       Continuing Effectiveness. Except as modified by this Amendment, the Purchase Agreement shall remain in full force and effect and no party by virtue of entering into this Amendment is waiving any rights it has under the Purchase Agreement, and once this Amendment is executed by the parties hereto, all references in the Purchase Agreement to “the Agreement” or “this Agreement,” as applicable, shall refer to the Purchase Agreement as modified by this Amendment.

2.4       Successors and Assigns. No party to this Amendment may assign any of its rights or delegate any of its obligations under this Amendment without the prior written consent of the other parties to this Amendment. Subject to the preceding sentence, this Amendment shall apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties to this Amendment.

2.5       Governing Law; Venue. This Amendment, the relationship of the parties hereto and any claims or disputes arising under or relating to this Amendment shall be governed by and construed in accordance with Section 10 of the Purchase Agreement.

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2.6       Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a .pdf or other form of electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a .pdf or other form of electronic signature.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

COMPANY:

SORRENTO THERAPEUTICS, INC.

By:/s/ Henry Ji, Ph.D.

Name: Henry Ji, Ph.D.

Title: Chairman of the Board, President & Chief Executive Officer

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

PURCHASER:

Asia Pacific MedTech (BVI) Limited

By: /s/ GU NANA

Name: GU NANA

Title: Director

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

PURCHASER:

Famous Sino Limited

By: /s/ Guangze WU

Name: Guangze WU

Title: Director

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

PURCHASER:

China In Shine Investment Limited

By: /s/ CHIT FUNG

Name: CHIT FUNG

Title: Director

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

PURCHASER:

Himark Group (Holdings) Company Limited

By: /s/ O Na

Name: O Na

Title: Director

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

PURCHASER:

Success Indicator Investments Limited

By: /s/ Kang LI

Name: Kang LI

Title: Director

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

PURCHASER:

Pipeline Ventures, LLC

By: /s/ Patrick Lin

Name: Patrick Lin

Title: Partner

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

Exhibit 1

Schedule A

Schedule of Purchasers

Name of Purchaser	Address	Jurisdiction of Formation (for Entities)	Principal Amount of Note Purchased	Number of Warrant Shares
Asia Pacific MedTech (BVI) Limited	c/o Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	British Virgin Islands	$10,000,000	713,012
Famous Sino Limited	Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	British Virgin Islands	$5,610,000	400,000
China In Shine Investment Limited	Flat F, 12/F, Tower 5, Harbour Green, 8 Sham Mong Road, Tai Kok Tsui, Kowloon, Hong Kong	British Virgin Islands	$7,713,750	550,000
Himark Group (Holdings) Company Limited	Flat C, 7/F, One Island Place, 51 Tanner Road, North Point, Hong Kong	British Virgin Islands	$7,012,500	500,000
Success Indicator Investments Limited	P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	British Virgin Islands	$7,012,500	500,000
Pipeline Ventures, LLC	Pipeline Ventures, LLC c/o Patrick Lin 21 “C” Orinda Way #138 Orinda, CA 94563	California	$500,000	35,650
TOTAL			$37,848,750.00	2,698,662

Schedule A- 1

Exhibit 2

Schedule A

Purchasers

Purchaser	Contact Information for Notices	Principal Amount of Note Purchased	Shares Issuable Upon Conversion of Notes	Shares Issuable Upon Exercise of Warrants	Total Registrable Securities
Asia Pacific MedTech (BVI) Limited	c/o Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	$10,000,000	1,426,024	713,012	2,139,036
Famous Sino Limited	Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	$5,610,000	800,000	400,000	1,200,000
China In Shine Investment Limited	Flat F, 12/F, Tower 5, Harbour Green, 8 Sham Mong Road, Tai Kok Tsui, Kowloon, Hong Kong	$7,713,750	1,100,000	550,000	1,650,000
Himark Group (Holdings) Company Limited	Flat C, 7/F, One Island Place, 51 Tanner Road, North Point, Hong Kong	$7,012,500	1,000,000	500,000	1,500,000
Success Indicator Investments Limited	P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	$7,012,500	1,000,000	500,000	1,500,000
Pipeline Ventures, LLC	Pipeline Ventures, LLC c/o Patrick Lin 21 “C” Orinda Way #138 Orinda, CA 94563	$500,000	71,301	35,650	106,951
TOTAL		$37,848,750.00	5,397,325	2,698,662	8,095,987

Schedule A- 2